SCHWAB INVESTMENTS

SCHWAB BOND FUNDS

Schwab YieldPlus Fund
Schwab Total Bond Market Fund

Supplement dated May 13, 2011 to the
Prospectus dated December 15, 2010, as supplemented January 14, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Schwab Bond Funds’ Prospectus, which can be found online at www.schwabfunds.com/prospectus, is being revised to reflect the following change:

The “Legal Proceedings” Section on Pages 45-47 of the Prospectus is deleted and replaced in its entirety with the following:

Legal Proceedings

Schwab YieldPlus Fund

Nine class action lawsuits were filed between March and May 2008 on behalf of investors in the Schwab YieldPlus Fund alleging violations of state law and federal securities law in connection with the fund’s investment policy, disclosures and marketing. These cases were consolidated in a single action on July 3, 2008, in the U.S. District Court for the Northern District of California. Specific allegations included changes to the investment policy of the fund regarding limits on positions in mortgage-backed securities without obtaining a shareholder vote; inadequate disclosure of the risks associated with fund investments in mortgage-backed securities and fund risk management; inaccurate reporting of the fund’s weighted-average duration; and failure to disclose redemptions of positions in the fund by other Schwab investment funds. The lawsuit sought unspecified compensatory and rescission damages, unspecified equitable and injunctive relief, and costs and attorneys’ fees. Defendants named in the lawsuit included the fund itself, the trust, CSIM, Charles Schwab & Co., Inc. (“Schwab”), The Charles Schwab Corporation, Charles R. Schwab, Randall W. Merk (Mr. Merk resigned as Director, President and Chief Executive Officer (“CEO”) of CSIM and President, CEO and Chief Investment Officer (“CIO”) of the Schwab Funds, including the trust, on December 1, 2010), and current and former trustees and officers of the fund and/or Schwab. On February 4, 2009, the court denied defendants’ motion to dismiss plaintiffs’ federal law claims and dismissed all but one state law claim. On August 21, 2009, the court certified two classes of plaintiffs for purposes of the federal law claims and a single class of plaintiffs for purposes of the remaining state law claim.

On April 23, 2010, and May 14, 2010, the fund and several of the other defendants entered into separate settlement agreements with plaintiffs and without admitting liability, agreed to a total of $200 million to resolve plaintiffs’ federal law claims and $35 million to resolve plaintiffs’ California state law claim, respectively. The settlement agreements were preliminarily approved by the court on May 26, 2010. On November 24, 2010, the court preliminarily approved an amendment to the original settlement agreements, which resolved a dispute regarding the scope of the original settlements and provided certain class members an opportunity to opt out of the settlements and pursue separate claims. On January 19, 2011, a single class member filed a motion to intervene in order to bring a new, alternative class action under California law on behalf of a broader class of plaintiffs than was certified by the court in 2009. On February 11, 2011, the court denied the motion and confirmed fairness and adequacy of the settlement agreements, subject to a final fairness determination scheduled for March 10, 2011. On March 18, 2011, the court granted plaintiffs’ motion for leave to extend deadlines. On April 19, 2011, the court entered an order granting plaintiffs’ and defendants’ motions for final approval of the settlement agreements.

The fund expensed $38,829,570 in connection with the lawsuit, reflecting the preliminary settlements, all of which was reimbursed by the fund’s insurance company. The fund’s expenses related to the preliminary settlements were non-routine and would not have been subject to the expense limitation agreement; however, CSIM and its affiliates have voluntarily agreed to include these expenses under the expense limitation agreement. This voluntary agreement is in addition to CSIM’s contractual agreement to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain the expense limitations. The expenses advanced pursuant to the contractual agreement are subject to reimbursement by the fund to the extent the expenses are subsequently paid or reimbursed to the fund by its insurance carriers. The fund will continue to evaluate any further litigation expense pending final resolution of the litigation; actual liability could be higher or lower than the amount expensed.

On March 2, 2010, in the Superior Court of California for the County of San Francisco, a shareholder derivative lawsuit was filed on behalf of the fund. Defendants named in the lawsuit include the trust, CSIM, Schwab, Charles R. Schwab, Randall W. Merk (former President, CEO and CIO of the trust) and current and former trustees and officers of the fund and/or Schwab. Specific allegations include changes to the investment policy of the fund regarding limits on positions in mortgage-backed securities without properly notifying shareholders and without obtaining a shareholder vote. On March 11, 2010, the parties agreed to enter into a stay of the shareholder derivative lawsuit pending the resolution of the parallel class action lawsuit. Since that time, the parties have appeared for a case management conference, but the stay presently remains in effect.

On January 11, 2011, the trust, CSIM and Schwab entered into a settlement with the SEC of a civil enforcement action for violations of securities laws in connection with the fund’s investment policy, disclosures, marketing and procedures regarding material non-public information. Concurrently, Schwab entered into a settlement with FINRA in connection with violations of FINRA rules with regard to the disclosure and marketing of the fund. On the same date, CSIM and Schwab also entered into a settlement with Illinois state securities regulators regarding these matters. Without admitting or denying liability, CSIM and Schwab agreed to pay the SEC, FINRA and Illinois state securities regulators a total of $121 million in connection with the fund and the Schwab Total Bond Market Fund, most of which will be distributed to affected fund shareholders. Neither the trust nor the fund will pay any amounts under the settlement. The SEC settlement was approved by the U.S. District Court for the Northern District of California on February 16, 2011. Additionally, on January 11, 2011, the SEC brought complaints against the trust’s former President and CEO and former Chief Investment Officer — Fixed Income, which remain ongoing.

Schwab Total Bond Market Fund

On August 28, 2008, a class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the Schwab Total Bond Market Fund (“Northstar” lawsuit). The lawsuit, which alleged violations of state law and federal securities law in connection with the fund’s investment policy, named the trust, the fund, CSIM and Schwab as defendants. Allegations included that the fund deviated from its benchmark and improperly invested more than 25% of fund assets in collateralized mortgage obligations (CMOs) and mortgage-backed securities without obtaining a shareholder vote. Plaintiffs seek unspecified compensatory and rescission damages, unspecified equitable and injunctive relief, and costs and attorneys’ fees. On February 19, 2009, the court denied defendants’ motion to dismiss plaintiffs’ federal securities law claim, and dismissed certain state law claims with leave to amend. On April 27, 2009, the court issued a stay of proceedings while defendants appealed the court’s February 19, 2009 decision refusing to dismiss plaintiffs’ federal securities law claim. On August 12, 2010, the Ninth Circuit ruled in favor of the defendants and dismissed plaintiffs’ federal securities law claim. On September 28, 2010, plaintiffs filed a second amended class action complaint naming the trust and current and former trustees and officers of the trust and dropping the federal securities law claim and certain state law claims.

On September 3, 2010, a second class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the fund (“Smit” lawsuit). The lawsuit, which alleges violations of California Business and Professions Code Sec. 17200 in connection with the fund’s alleged deviation from of its benchmark and concentration in mortgage-backed securities, names the trust, CSIM and Schwab as defendants, and seeks restitution and disgorgement of management or other fees.

The Northstar and Smit lawsuits were related and assigned to the same judge on October 6, 2010, and on October 11, 2010, defendants filed a motion to consolidate the two cases. On November 10, 2010, defendants filed motions to dismiss in both cases; the Smit plaintiffs responded to defendants’ motion to dismiss by filing an amended complaint on December 2, 2010, and a corrected amended complaint on December 3, 2010. Defendants then moved to dismiss the amended complaint in Smit on January 5, 2011.

On March 2, 2011, defendants’ motion to dismiss in the Northstar case was granted with leave to amend certain claims. On March 29, 2011, plaintiffs in the Northstar lawsuit filed a third amended complaint. Defendants’ response to the third amended complaint in Northstar was filed on April 25, 2011. Defendants’ motion to dismiss the amended complaint in Smit was granted with leave to amend on March 8, 2011. The plaintiff in Smit did not file a further amended complaint by the Court-ordered deadline of March 29, 2011. On April 29, 2011, the court dismissed the Smit lawsuit.

On January 11, 2011, the trust, CSIM and Schwab entered into a settlement with the SEC of a civil enforcement action for violations of securities laws in connection with the investment policy of the fund. Without admitting or denying liability, CSIM and Schwab agreed to pay the SEC, FINRA and Illinois state securities regulators a total of $121 million in connection with the fund and Schwab YieldPlus Fund, most of which will be distributed to affected fund shareholders. Neither the trust nor the fund will pay any amounts under the settlement. The SEC settlement was approved by the U.S. District Court for the Northern District of California on February 16, 2011. Additionally, on January 11, 2011, the SEC brought complaints in connection with Schwab YieldPlus Fund against the trust’s former President and CEO and former Chief Investment Officer — Fixed Income, which remain ongoing.

Charles Schwab & Co., Inc. Member SIPC
REG62018-00 (05/11) © 2011 All Rights Reserved

SCHWAB INVESTMENTS
(the “Trust”)
Schwab Bond Funds and Schwab Tax-Free Bond Funds
Supplement dated May 13, 2011 to the
Statement of Additional Information dated December 15, 2010, as supplemented January 14, 2011 and February 3, 2011

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the
Statements of Additional Information.
1.	At a Board Meeting held on April 28, 2011, the Board of Trustees of the Trust appointed David Lekich as Secretary of the Trust. Accordingly, the “Management Table” section of the Statement of Additional Information is replaced in its entirety with the following:

NAME, YEAR OF
BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL OCCUPATIONS	FUND COMPLEX
LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY	OTHER DIRECTORSHIPS DURING
TIME SERVED1)	YEARS	THE TRUSTEE	THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Mariann Byerwalter 1960 Trustee (Trustee since 2000)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 — present) Director, PMI Group Inc. (2001 — 2009)

John F. Cogan 1947 Trustee (Trustee since 2008)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 — present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 — present).	73	Director, Gilead Sciences, Inc. (2005 — present) Director, Monaco Coach Corporation (2005 — 2009)

William A. Hasler 1941 Trustee (Trustee since 2000)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 — present).	73	Director, Ditech Networks Corporation (1997 — present)

Director, TOUSA (1998 — present)

Director, Mission West Properties
(1998 — present)

Director, Globalstar, Inc.
(2009 — present)

Director, Aviat Networks
(2001 — present)

Director, Aphton Corp. (1991 — 2007)

Director, Solectron Corporation
(1998 —2007)

Director, Genitope Corporation
(2000 —2009)

NAME, YEAR OF
BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL OCCUPATIONS	FUND COMPLEX
LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY	OTHER DIRECTORSHIPS DURING
TIME SERVED1)	YEARS	THE TRUSTEE	THE PAST FIVE YEARS
David L. Mahoney 1954 Trustee (Trustee since 2011)	Private Investor.	73	Director, Symantec Corporation (2003 — present) Director, Corcept Therapeutics Incorporated (2004 — present) Director, Tercica Inc. (2004 — 2008)

Kiran M. Patel 1948 Trustee (Trustee since 2011)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 — present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 — Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 — Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 — present) Director, BEA Systems, Inc. (2007 — 2008) Director, Eaton Corp. (2003 — 2006)

Gerald B. Smith 1950 Trustee (Trustee since 2000)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 —present).	73	Lead Independent Director, Board of Cooper Industries (2002 — present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 — present) Director, Oneok, Inc. (2009 — present)

Joseph H. Wender 1944 Trustee (Trustee since 2008)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 — present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 — Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 — June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 — present)

INTERESTED TRUSTEES

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee since 1991)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None.

Walter W. Bettinger II2 1960 Trustee (Trustee since 2008)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None.

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME
SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS

Marie Chandoha 1961 (President and Chief Executive Officer since 2010)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 — present); Director, President and Chief Executive Officer (Dec. 2010 — present), Chief Investment Officer (Sept. 2010 — present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 — present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 — August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 — March 2007).

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME
SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
George Pereira 1964 (Treasurer and Principal Financial Officer since 2004)	Senior Vice President and Chief Financial Officer (Nov. 2004 — present), Chief Operating Officer (Jan. 2011 — present), Charles Schwab Investment Management, Inc. (November 2004 — present); Treasurer and Chief Financial Officer, Laudus Funds (2006 — present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 — present) and Schwab ETFs (Oct. 2009 — present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 — present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

David Lekich 1964 (Secretary since 2011)	Vice President and Associate General Counsel, Charles Schwab & Co., Inc., (March 2004-present); Secretary, Schwab Funds and Laudus Funds (April 2011 — present); Assistant Secretary, Schwab ETFs (Oct. 2009-present).

Catherine MacGregor 1964 (Vice President since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President and Assistant Clerk, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

Michael Haydel 1972 (Vice President since 2006)	Senior Vice President (March 2011 — present), Vice President (2004 — March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005-present), Anti-Money Laundering Officer (Oct. 2005-Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.

[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
2.	Pages 1-4 of the Appendix entitled “Description of Proxy Voting Policies and Procedures” are deleted and replaced in their entirety with the attached pages.
REG62019 – 00

Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of April 2011
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer or his/her delegate. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory and administration agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.
Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee believes will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee has also implemented custom policies as set forth below. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff believes raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures, subject to the custom policies set forth below.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.
Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of the following custom policies is consistent with CSIM’s fiduciary duty to its clients:
•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. In cases where a company is a registered investment company, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.
Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, (1) two members of the Proxy Committee, including at least one representative from Portfolio Management, in consultation with the Chair of the Proxy Committee or his/her designee, may decide how to vote such proxy, or (2) the Proxy Committee may meet to decide how to vote such proxy.
Conflicts of Interest. Except as described above for proxies solicited by affiliated funds or CSC and the exceptions to Glass Lewis’ Proxy Procedures, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
o	proxy statements and ballots written in a foreign language;

o	untimely and/or inadequate notice of shareholder meetings;

o	restrictions of foreigner’s ability to exercise votes;

o	requirements to vote proxies in person;

o	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.
Sub-Advisory Relationships. Where CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate proxy voting responsibility to such investment adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.